SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 22, 2006
Date of Report (Date of Earliest Event Reported)
SEQUOIA RESIDENTIAL FUNDING, INC.
SEQUOIA MORTGAGE TRUST 2005-2
(as Depositor of Sequoia Mortgage Trust 2005-2, the Issuer of Mortgage Pass-
Through Certificates under a Pooling and Servicing Agreement dated as of February 1, 2005)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-118832-07	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330, Mill Valley, CA 94941

(Address of Principal Executive Offices)
(415) 381-1765

(Registrant’s Telephone Number,
Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events
Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2005-2 (the “Certificates”).
The following exhibit which relates specifically to the Certificates is included with this Current Report:
Item 9.01. Exhibits
10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, May 22, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 2, 2006

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number
10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders May 22, 2006	5

EXHIBIT 10.1

Contact:	Customer Services — CTSLink
Wells Fargo Bank Minnesota, N.A.
Securities Administration Services
7485 New Horizon Way
Frederick, MD 21703
www.ctslink.com
Telephone: (301) 815-6600
Fax: (301) 315-6660
SMT SERIES 2005-2
Record Date: April 28, 2006
Distribution Date: May 22, 2006
Certificateholder Distribution Summary

		Certificate	Certificate
		Class	Pass-Through	Beginning	Interest	Principal	Current	Ending Certificate	Total	Cumulative
Class	CUSIP	Description	Rate	Certificate Balance	Distribution	Distribution	Realized Loss	Balance	Distribution	Realized Loss

A-1	81744FGY7	SEN	5.14250%	94,835,927.36	404,080.99	9,451,895.90	0.00	85,384,031.46	9,855,976.89	0.00
A-2	81744FGZ4	SEN	5.19000%	55,748,708.20	241,113.16	1,474,793.08	0.00	54,273,915.12	1,715,906.24	0.00
A-R	81744FHJ9	REZ	4.00402%	0.00	0.00	0.00	0.00	0.00	0.00	0.00
X-A	81744FHD2	IO	0.71262%	0.00	89,096.98	0.00	0.00	0.00	89,096.98	0.00
B-1	81744FHA8	SUB	5.31250%	6,016,000.00	26,539.30	205,327.42	0.00	5,810,672.58	231,866.72	0.00
B-2	81744FHB6	SUB	5.59250%	3,266,000.00	15,167.18	111,469.31	0.00	3,154,530.69	126,636.49	0.00
X-B	81744FHE0	IO	0.46197%	0.00	3,560.70	0.00	0.00	0.00	3,560.70	0.00
B-3	81744FHC4	SUB	5.87299%	1,890,000.00	9,217.30	64,506.12	0.00	1,825,493.88	73,723.42	0.00
B-4	81744FHF7	SUB	5.87299%	1,231,000.00	6,003.44	42,014.30	0.00	1,188,985.70	48,017.74	0.00
B-5	81744FHG5	SUB	5.87299%	687,000.00	3,350.41	23,447.46	0.00	663,552.54	26,797.87	0.00
B-6	81744FHH3	SUB	5.87299%	1,549,605.55	7,557.24	52,888.38	0.00	1,496,717.17	60,445.62	0.00

Totals				165,224,241.11	805,686.70	11,426,341.97	0.00	153,797,899.14	12,232,028.67	0.00

Principal Distribution Statement

		Beginning	Scheduled	Unscheduled
	Original Face	Certificate	Principal	Principal		Realized	Total Principal	Ending Certificate	Ending Certificate	Total Principal
Class	Amount	Balance	Distribution	Distribution	Accretion	Loss	Reduction	Balance	Percentage	Distribution

A-1	202,462,000.00	94,835,927.36	0.00	9,451,895.90	0.00	0.00	9,451,895.90	85,384,031.46	0.42172868	9,451,895.90
A-2	126,737,000.00	55,748,708.20	155.05	1,474,638.03	0.00	0.00	1,474,793.08	54,273,915.12	0.42824049	1,474,793.08
A-R	100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00000000	0.00
X-A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00000000	0.00
B-1	6,016,000.00	6,016,000.00	3.06	205,324.36	0.00	0.00	205,327.42	5,810,672.58	0.96586978	205,327.42
B-2	3,266,000.00	3,266,000.00	1.66	111,467.65	0.00	0.00	111,469.31	3,154,530.69	0.96586978	111,469.31
X-B	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00000000	0.00
B-3	1,890,000.00	1,890,000.00	0.96	64,505.16	0.00	0.00	64,506.12	1,825,493.88	0.96586978	64,506.12
B-4	1,231,000.00	1,231,000.00	0.63	42,013.68	0.00	0.00	42,014.30	1,188,985.70	0.96586978	42,014.30
B-5	687,000.00	687,000.00	0.35	23,447.11	0.00	0.00	23,447.46	663,552.54	0.96586978	23,447.46
B-6	1,549,605.55	1,549,605.55	0.79	52,887.59	0.00	0.00	52,888.38	1,496,717.17	0.96586978	52,888.38

Totals	343,838,705.55	165,224,241.11	162.50	11,426,179.48	0.00	0.00	11,426,341.97	153,797,899.14	0.44729664	11,426,341.97